                                                                    EXHIBIT 99.3

              Consent of Person Named as About to Become a Director

      I hereby consent to my being named in the Registration Statement on Form S-1 of NETGEAR, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein.

      July 7, 2003

                                              /s/ Ralph E. Faison
                                              ----------------------------------
                                              Signature

                                              Ralph E. Faison
                                              ----------------------------------
                                              Name